Curt Farmer Chairman & Chief Executive Officer Jim Herzog Chief Financial Officer Peter Sefzik Chief Banking Officer Kelly Gage Director of Investor Relations Comerica Incorporated Goldman Sachs Financial Services Conference December 10, 2024 This presentation, & other Comerica written & oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as achieve, anticipate, aspire, assume, believe, can, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would or similar expressions, as they relate to Comerica or its management, or to economic, market or other environmental conditions, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs & assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation & do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans & objectives of Comerica's management for future or past operations, products or services, & forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments & subsidiaries as well as estimates of credit trends & global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events & are subject to risks & uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; & declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary & fiscal policies; fluctuations in interest rates & their impact on deposit pricing; & transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding & liquidity; reductions in Comerica's credit rating; & the interdependence of financial service companies & their soundness); technology risks (cybersecurity risks & heightened legislative & regulatory focus on cybersecurity & data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal & regulatory proceedings or determinations; losses due to fraud; & controls & procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; & the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently & effectively develop, market & deliver new products & services; competitive product & pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies & business initiatives; management's ability to maintain & expand customer relationships; management's ability to retain key officers & employees; & any future strategic acquisitions or divestitures); & other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes & management estimates; the volatility of Comerica’s stock price; & that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to Comerica’s filings with the Securities & Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2024, Comerica Inc. All rights reserved.

3©2024, Comerica Inc. All rights reserved. • Solid core deposit trends driven by continued growth in interest-bearing deposits • Positive momentum from noninterest income investments • Remained a competitive strength with strong net charge-offs relative to peers in 3Q24 & a history of relative outperformance • Solid capital position with CET1 of 11.96% at 3Q24 • Resumed share repurchases with $100MM ASR in 4Q24 • Exceeded guidance for 3Q24 • Expect strong growth in 4Q24 & into 20251 • Allocating resources aligned with geographic growth trends • Enhancing noninterest revenue streams complementing our core strengths • Balancing expenses & revenue Positioned for the Future Selective Strategic Investments Favorable Customer Trends Constructive Net Interest Income Trajectory Proven Credit Discipline Strong Capital Management 1Outlook as of 12/10/24 APPENDIX

The Right Balance

Positioned to effectively meet the unique needs of our target customers

Tailored solutions & customized product offerings to meet our customers' needs

Localized advice for our customers

Community engagement recognizing we all play a role in advancing the markets & communities we serve

Small Bank Service


THE BEST OF
BOTH WORLDS.

Large Bank Capabilities

Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions

Experienced & tenured team delivering consistency to our relationships across markets & businesses

Industry expertise adding unique value to customers across core businesses & specialized verticals

What Our Customers Say…

"Working with Comerica has consistently been a fantastic experience for our small business."
– Small Business Customer

"Comerica has created a lot of flexibility in our operating model so that we could make decisions to further our growth."
– TLS Customer

"It was practically fireworks going off because it was exactly what we needed."
– New Payments Product User

"I was pleasantly surprised by how seamless the process was! Comerica's offerings have exceeded my expectations."
– Retail Customer

©2024, Comerica Inc. All rights reserved.

5

Diversified Businesses

Unique & complementary model

Commercial Bank

Deliver a first-class commercial solution as a "Leading Bank for Business" including a robust digital suite

Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise

Wealth Management

Generate capital-efficient fee income

Focus on organic & other strategic growth opportunities

Retail Bank

Deliver a high level of service to customers across all touchpoints

Provide important funding source for the Corporation in terms of size, granularity & deposit diversification

Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loans[1]

Commercial Bank	Wealth Management	Retail Bank
85%	10%	5%

Deposits[1]

Commercial Bank	Wealth Management	Retail Bank	Other
50%	6%	38%	6%

[1]Average 3Q24 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2024, Comerica Inc. All rights reserved.

6

Loan Update Signs of customer optimism support favorable loan trajectory; CRE paydowns a headwind 4Q24 metrics through 11/30/24 are preliminary & subject to change. Quarterly and other shorter-duration results may not be representative of longer-duration performance due to business seasonality or other circumstances 1Comparisons of 4Q24 through 11/30/24 vs 3Q24 2Outlook as of 12/10/24 7©2024, Comerica Inc. All rights reserved. Quarter-to-Date Trends Through 11/30 • Loans relatively flat with ~$250MM decrease in QTD average loans1 • ~1/2 of the decline was in Commercial Real Estate • 4Q24 Outlook2: Expect average balances to be slightly below 3Q24 average with pressure from Commercial Real Estate 55.5 53.7 50.9 50.0 49.5 49.4 49.8 3Q23 4Q23 1Q24 2Q24 3Q24 Oct-24 Nov-24 Loan Commitments (period-end; $ in billions) Loan Trends ($ in billions; average) 52.8 51.4 51.1 50.9 50.6 50.7 50.6 4Q23 1Q24 2Q24 3Q24 4Q24 thru 11/30 Oct-24 Nov-24 MonthlyQuarterly MonthlyQuarterly ©2024, Comerica Inc. All rights reserved. 4Q24 metrics through 11/30/24 are preliminary & subject to change Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2024 Proxy Statement 1Comparisons of 4Q24 through 11/30/24 vs 3Q24 2Outlook as of 12/10/24 8 Deposits Update Quarter-to-Date Trends Through 11/30 • QTD average deposits down ~$700MM compared to 3Q24 average1, or up ~$500MM on average excluding the $1.2B decline in brokered time deposits • Largest increases in Financial Services & Middle Market Lending offsetting decline in Retail • Avg QTD 4Q24 NIB balances down ~$300MM relative to 3Q24 • NIB average deposit mix 38% QTD; average loan to deposit ratio of 80% • 4Q24 Outlook2: Expect average balances to exceed prior 4Q guidance, but anticipate continued cyclical pressure on NIB balances Continued success in growing customer balances & deliberate reduction in brokered time deposits Loan to Deposit Ratio Below Historical Average (period-end) 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 4Q 24 Noninterest-bearing % of Total Deposits (average; percentages; 3Q24) 16 18 19 21 23 23 24 24 29 32 33 34 36 38 W B S H B A N K EY C FG B O K F SN V FI TB FH N M TB R F ZI O N C FR W A L C M A Peer Average 66.0 65.3 63.1 63.9 63.2 63.2 63.3 4Q23 1Q24 2Q24 3Q24 4Q24 thru 11/30 Oct Nov Average Balances Monthly Average Balances Noninterest-bearing (NIB) Interest-bearing (IB) Deposit Trends ($ in billions; average) 38% 38% th ru 1 1/ 30

Interest Rate Sensitivity Largely achieved strategic objective to protect earnings from rate volatility 9©2024, Comerica Inc. All rights reserved. • >33% increase to FY22 NII over FY21 (including PPP) • 4 - 5% increase in 4Q22 over 3Q22 (including PPP) Management Outlook for Net Interest Inc me1 • 4Q24 Outlook: Expect net interest income in line with prior 4Q guidance • Assuming: • 11/30/24 forward rate curve • Loan & deposit outlook for remainder of year • No additional securities or swaps purchases beyond 11/30/24 Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $9MM 100 bps gradual decrease & 60% incremental beta $31MM 100 bps gradual increase -$21MM 100 bps gradual increase & 60% incremental beta -$50MM Sensitivity Analysis as of 9/30/24 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~47% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 9/30/24 Model Assumptions2 100 bps (50 bps avg) gradual, non-parallel rise 11/30/24 1Outlook as of 12/10/24 2For methodology see Company’s most recent Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes September 2024 average balances Credit Quality 3Q24 Source for peer data: S&P Global Market Intelligence & company press releases -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 Total CMA Peer Average Net Charge-offs Through Cycle (as a % of average loans) ©2024, Comerica Inc. All rights reserved. 10 Nonperforming Assets Ratio (as a percentage of total loans & foreclosed property; 3Q24) 0.36 0.45 0.50 0.52 0.62 0.62 0.64 0.70 0.73 0.82 0.87 0.92 1.19 1.42 B O K F W A L C M A C FR FI TB H B A N ZI O N K EY SN V W B S R F FH N C FG M TB 0.00 0.02 0.08 0.15 0.19 0.19 0.25 0.27 0.30 0.36 0.48 0.48 0.54 0.57 B O K F ZI O N C M A FH N W A L C FR SN V W B S H B A N M TB FI TB R F C FG K EY Net Charge-offs (Recoveries) (as a % of average loans; 3Q24) Proven credit discipline drove strong performance relative to peers • Well-diversified, relationship-based & resilient portfolio • Experienced managers with deep expertise • Conservative, consistent underwriting standards • Proactive, frequent customer dialogue coupled with diligent portfolio monitoring & oversight

Noninterest Income Prioritizing customer-related revenue streams & managing expected non-customer headwinds Goal to grow fee component Fee Income Growth Strategy 3Q24 Revenue $811MM Deliver more consistent, capital-efficient revenue: • Elevate digital experience • Invest selectively in new products • Enhance products aligned with customer feedback & strategic priorities • Collaborate across 3 revenue divisions • Drive increased retention & acquisition of customers YTD through 9/30/24 other income benefitted from: • Risk Management Income correlated with our swap position & rates; movement expected to be partially offset with net interest income • FHLB dividends correlated with funding L/C Fees 4% BOLI 4% Other 6% Brokerage Fees 5% Comm'l Lending 6% Capital Markets 13% Dep. Service Charges 17% Fiduciary Income 21% Card Fees 24% Noninterest Income YTD Thru 9/30 (percentages) ©2024, Comerica Inc. All rights reserved. 11 3Q24 1Total YTD Risk Management Hedging Loss of ($0.5MM) includes Price Alignment Income of $38.3MM & hedging loss of ($38.8MM) related to re-designation of hedges related to BSBY cessation 2Outlook as of 12/10/24, subject to change based on various factors including, but not limited to movement in the forward curve & FHLB advances. Deferred compensation traditionally assumed to be $0 in future periods. ($ in millions) 2024 YTD Thru 9/30 Estimated FY 20242 Estimated FY 20252 Price Alignment Income (in Risk Management Hedging Loss1) 38.3 46 ~25 FHLB & FRB Dividends (in Other Income) 13 16.5 ~10 Deferred Comp (in Other Income) 11 13.5 0 Miscellaneous 1Q24 Negotiated Vendor Payment (in Other Income) 5 5 0 $804MM Trends for Select Non-Core Noninterest Income Non-Core Income Expense Management Track record of discipline & efficiency 9/30/24 Source for peer data: S&P Global Market Intelligence 1Excluding WAL due to mergers & acquisitions • Balancing selective, strategic investments to support revenue generation & further enhance risk management • Continued investment in technology • Optimizing footprint & modernizing facilities 12©2024, Comerica Inc. All rights reserved. 45.0 55.0 65.0 75.0 85.0 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 Total CMA CMA Average Efficiency Ratio (percentages) Noninterest Expense Change (percentages; 3Q24 vs 2Q24) -3.2 -1.4 0.5 1.2 1.3 1.3 1.4 1.9 2.0 2.2 3.9 6.5 7.0 10.4 C FG ZI O N M TB H B A N C M A B O K F K EY FI TB C FR FH N SN V R F W B S W A L 5-year Noninterest Expense CAGR 3Q24-4Q23 vs. 3Q19-4Q18 CMA 6.91% Peer Average 9.58% Peer Average ex. WAL1 7.59%

Capital Management

32% AOCI improvement; conservative approach drove capital further above ~10% CET1 target



CET1
Tier 1
11.55%
11.96%
12.08%
12.51%
8.08%
9.12%
7.0%
8.5%
2Q24
3Q24
2Q24
3Q24
Regulatory Minimum + Capital Conservation Buffer (CCB)
Estimated CET1 with AOCI opt-out[1]



Accumulated Other Comprehensive Income
($ in billions)
(2.0)
(0.6)
(0.4)
(2.2)
(0.8)
(0.4)
(2.3)
(0.8)
(0.4)
(1.7)
(0.4)
4Q23
1Q24
2Q24
3Q24
Securities
Swaps
Pension

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.2B)
Rates shock - 100 bps	Static balances	$1.3B

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$80B in assets as of 9/30/24.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 9/30/24[1].



Common Equity Ratio
7.24%
8.75%
2Q24
3Q24



Tangible Common Equity Ratio[2]
6.49%
8.01%
2Q24
3Q24



Common Equity
($ in billions; period-end)
5.8
7.0
2Q24
3Q24

3Q24: AOCI impact[3] of (267 bps) | AOCI impact[3] of (271 bps) | AOCI impact of ($2.4B)

9/30/24 • [1]Considers AOCI for securities & pension & related RWA benefit utilizing 9/30/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). • [2]Refer to reconciliation of non-GAAP financial measures in appendix • [3]Represents the impact of $2.4B in AOCI on common equity & $2.0B in corresponding impacts to total assets

©2024, Comerica Inc. All rights reserved.

13

BSBY Cessation Impacts

Majority of losses expected to accrete back in 2025 & 2026

- **Accounting Impact:** Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap.
- **Financial Impact:**
  - No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026
  - Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity
  - Normal pay / receive cash flows remain uninterrupted
  - Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps[1]

	Actual		Projected[2]									
	2Q24	3Q24	4Q24	FY24	1Q25	2Q25	3Q25	4Q25	FY25	FY26	FY27	FY28
Net Interest Income Impact	($3.1MM)	($9.0MM)	$16.2MM	$6.9MM	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM
Gain / (Loss) in Other Noninterest Income	-	-	-	($38.8MM)	-	-	-	-	-	-	-	-
Pre-Tax Income Impact	($3.1MM)	($9.0MM)	$16.2MM	($31.9MM)	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM

[1]Cessation impacts not expected to change & are not sensitive to market rates. [2]Projected non-cash net impact of amortization & accretion; included in outlook unless otherwise indicated in an adjustment.

©2024, Comerica Inc. All rights reserved.

14

Diversified Geographic Footprint

Large, higher growth urban markets | Predominance of middle market companies & wealth management opportunities | Highly integrated, cost-effective platform

Offices Across U.S.

Primary Markets | Other Markets | Office Locations



Texas
- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California
- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan
- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Southeast
- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West
- Fast growing economy, attractive climate
- 1 office in Denver
- Serving customers in AZ & CO

International Presence
- Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers

Loans[1]



22%
36%
25%
17%
MI
CA
TX
Other Markets

Deposits[1]



35%
26%
14%
25%
MI
CA
TX
Other Markets / Finance

[1]Average 3Q24 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2024, Comerica Inc. All rights reserved.

15

3Q24 Results

Favorable deposit & net interest income trends, prudent credit discipline & increasingly strong capital position

(millions, except per share data)	3Q24	2Q24	3Q23	Change From 2Q24	Change From 3Q23
Average loans	$50,861	$51,071	$53,987	$(210)	$(3,126)
Average deposits	63,896	63,055	65,883	841	(1,987)
Net interest income	534	533	601	1	(67)
Provision for credit losses	14	--	14	14	--
Noninterest income[1]	277	291	295	(14)	(18)
Noninterest expenses[1]	562	555	555	7	7
Provision for income tax	51	63	76	(12)	(25)
Net income	184	206	251	(22)	(67)
Earnings per share[2]	$1.33	$1.49	$1.84	$(0.16)	$(0.51)
Adjusted Earnings per share[2,3]	1.37	1.53	1.76	$(0.16)	$(0.39)
Efficiency Ratio[4]	68.80%	67.77%	61.86%		
CET1	11.96%	11.55%	10.80%		

Key Performance Drivers 3Q24 compared to 2Q24

- Average loans decreased modestly, driven primarily by decline in National Dealer Services
- 1.3% growth in average deposits with increases across most business lines
- Reported net interest income up slightly; excluding the impact from BSBY cessation, net interest income grew $7MM with higher Fed balances & strong customer deposits offsetting lower loans; net interest margin decreased 6bps
- Low net charge-offs of 8 bps; reserve ratio increased to 1.43% reflecting lower loan balances & relatively consistent credit trends
- Noninterest income negatively impacted by noncustomer income, largely Visa Class B share related income & lower risk management hedging income due to shift in forward curve (offset in net interest income)
- Noninterest expenses well managed with higher salaries & benefits offsetting lower FDIC expense reflecting special assessment accrual adjustment
- Conservative approach to capital; maintained CET1 well above our 10% strategic target

[1]Includes gains/(losses) related to deferred comp asset returns of $(3MM) 3Q23, $0.5MM 2Q24, $4MM 3Q24 in noninterest income & $(2MM) 3Q23, $2MM 2Q24, $6MM 3Q24 in noninterest expense • [2]Diluted earnings per common share • [3]Refer to reconciliation of non-GAAP financial measures in appendix • [4]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants

©2024, Comerica Inc. All rights reserved.

16

3Q24 Review

Leveraging our strong legacy & investing in a promising future

3Q24 Financial Highlights



Strong Average Deposits
($ in billions)
$63.1
1%
$63.9
2Q24
3Q24
Growth in Tangible Book Value[1]
(per share; period-end)
$38.65
23%
$47.69
2Q24
3Q24
Positive Net Interest Income Trends
($ in millions)
$533
0.2%
$534
2Q24
3Q24
+1.3% in 3Q ex. BSBY[2]
Consistently Low Net Charge-Offs
(% of average total loans)
0.09%
0.08%
2Q24
3Q24

Celebrated Comerica's 175th Anniversary



175 YEARS OF RAISING EXPECTATIONS
Comerica
DETROIT SAVINGS FUND
1849
THE DETROIT BANK
1936
DETROIT BANK & TRUST
1950
MANUFACTURERS
1969
Comerica
1982
Comerica Bank
1991
Comerica Bank
2022

[1]Refer to reconciliation of non-GAAP financial measures in appendix • [2]Refer to slide 14 for more information relating to BSBY

©2024, Comerica Inc. All rights reserved.

17

CMA vs Peers

Noninterest-bearing % of Total Deposits

(Avg; percentages; 3Q24)



16 WBS
18 HBAN
19 KEY
21 CFG
23 BOKF
23 SNV
24 FITB
24 FHN
29 MTB
32 RF
33 ZION
34 CFR
36 WAL
38 CMA
Peer Average

Total Deposit Change

(Avg.; percentages; 3Q24 vs 2Q24)



1.3
1.3
CMA
Peer Avg.

Interest-bearing Deposit Change

(Avg.; percentages; 3Q24 vs 2Q24)



4.9
1.6
CMA
Peer Avg.

Noninterest-bearing Deposit Change

(Avg.; percentages; 3Q24 vs 2Q24)



-3.9
0.0
CMA
Peer Avg.

Total Deposit Cost

(Avg.; percentages; 3Q24)



2.07
2.30
CMA
Peer Avg.

3Q24 • Source for peer data: S&P Global Market Intelligence & company press releases

©2024, Comerica Inc. All rights reserved.

18

23 10 CMA Peer Avg. CMA vs Peers 3Q24 Source for peer data: S&P Global Market Intelligence & company press releases 1Refer to reconciliation of non-GAAP financial measures in appendix ©2024, Comerica Inc. All rights reserved. 19 Tangible Book Value Per Share Quarter over Quarter Change1 (percentages; 3Q24 vs. 2Q24) 6 bps decrease QoQ CET1 (Capital) Ratio (percentages; 3Q24) Loan Yield (percentages; 3Q24) 6.24 6.36 CMA Peer Avg. Loan to Deposit Ratio (Period-end; percentages; 3Q24) 48 64 69 70 77 78 78 80 80 81 81 83 86 94 C FR B O K F FI TB K EY R F ZI O N W A L H B A N C M A W B S C FG M TB SN V FH N Peer Average Loan Growth (Average; percentages; 3Q24) -0.41 0.31 CMA Peer Avg. 10.40 10.60 10.60 10.65 10.70 10.75 10.82 11.20 11.20 11.23 11.54 11.96 12.73 13.55 H B A N R F C FG SN V ZI O N FI TB K EY FH N W A L W B S M TB C M A B O K F C FR Peer Average = Total Fixed Rate (56%) Business Line 3Q24 2Q24 3Q23 Middle Market General $11.5 $11.6 $12.5 Energy 1.4 1.4 1.5 National Dealer Services 5.5 5.7 5.8 Entertainment 1.1 1.1 1.1 Tech. & Life Sciences 0.7 0.7 0.8 Equity Fund Services 1.7 1.7 2.8 Environmental Services 2.6 2.5 2.4 Total Middle Market $24.5 $24.7 $26.9 Corporate Banking US Banking 3.8 4.0 4.6 International 1.5 1.5 1.6 Commercial Real Estate 10.5 10.3 9.4 Mortgage Banker Finance -- -- 0.9 Business Banking 3.1 3.2 3.1 Commercial Bank $43.4 $43.7 $46.5 Retail Bank $2.4 $2.3 $2.3 Wealth Management $5.1 $5.1 $5.2 TOTAL $50.9 $51.1 $54.0 Quarterly Average Loans $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated hedges are excluded 3Includes ~3.4% of Daily SOFR 4Over 70% of the underlying loan indices <30 day floating rate By Market 3Q24 2Q24 3Q23 Michigan $11.3 $11.5 $12.4 California 18.1 18.2 18.6 Texas 12.8 12.8 12.6 Other Markets1 8.7 8.6 10.4 TOTAL $50.9 $51.1 $54.0 ©2024, Comerica Inc. All rights reserved. 20 Fixed Rate 10% Synthetically fixed from swaps 46% -Day Rate 35% 90-Day+ Rate 6% Prime-based 3% 2 Loan Portfolio (3Q24 Period-end) 3 $50.5B 4

Attractive Deposit Profile

Targeted focus on relationship deposits

Diversified Deposit Base

(3Q24 average)



Wealth Management 6%
Other 6%
Retail Bank 38%
Commercial Bank 50%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	9/30/2024
Loan-to-Deposit Ratio	88%	75%	80%
Total Deposits (Period-end)	$57.3	$71.4	$63.1
% Uninsured Deposits Per Call Report	60%	64%	51%
Adjusted for Affiliate Deposits[1]	54%	57%	45%

Stable & Tenured Core Deposit Base[2]

Diversified Across Markets & Businesses	• Highest concentrations in Retail Consumer (29%), Middle Market Lending (13%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed
Holistic, Connected Relationships	• ~91% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has 8 Treasury Management products • ~89% Retail customers have checking account[4]
Tenured	• Average Middle Market relationship >15 years • Average Retail relationship ~16 years[3]
Active Operating Accounts	• Average Middle Market relationship deposit balances of ~$4MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K[3]

[1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]As of 9/30/24 • [3]Includes consumer & small business

©2024, Comerica Inc. All rights reserved.

21

Quarterly Average Deposits

Business Line	3Q24	2Q24	3Q23
Middle Market			
General	$16.9	$16.7	$16.6
Energy	0.4	0.3	0.3
National Dealer Services	0.9	0.9	1.0
Entertainment	0.4	0.4	0.3
Tech. & Life Sciences	3.0	2.9	3.3
Equity Fund Services	1.1	0.8	0.9
Environmental Services	0.4	0.3	0.4
Total Middle Market	$23.1	$22.3	$22.8
Corporate Banking			
US Banking	2.2	2.0	2.0
International	1.9	1.9	1.8
Commercial Real Estate	1.6	1.5	1.4
Mortgage Banker Finance	--	--	0.3
Business Banking	3.6	3.5	3.6
Commercial Bank	**$32.4**	**$31.2**	**$31.9**
Retail Bank	**$24.2**	**$24.6**	**$24.0**
Wealth Management	**$3.8**	**$4.0**	**$3.9**
Finance / Other[1]	**$3.5**	**$3.3**	**$6.1**
TOTAL	**$63.9**	**$63.1**	**$65.9**

By Market	3Q24	2Q24	3Q23
Michigan	$22.6	$22.5	$22.5
California	16.4	16.4	16.3
Texas	9.2	9.2	9.2
Other Markets[2]	12.1	11.6	11.9
Finance / Other[1]	3.6	3.4	6.0
TOTAL	**$63.9**	**$63.1**	**$65.9**

Strong Deposit Mix: 38% Noninterest-bearing

(3Q24 Average)



Retail Noninterest-bearing 11%
Total $63.9B
Commercial Noninterest-bearing 27%
Retail Interest-bearing 28%
Commercial Interest-bearing 34%

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2024, Comerica Inc. All rights reserved.

22

©2024, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 9/30/24 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 23 • Repaid $0.9B of wholesale funding (average): • $0.5B in maturing FHLB advances • $0.3B in brokered time deposits • Scheduled FHLB maturities of $1B annually from 2025-2028 • Scheduled brokered time deposits maturities of $1B in 4Q24 & $1B in 2025 Source (9/30/24) $ in billions Amount or Total Capacity Remaining Capacity Cash 5.4 5.4 FHLB (securities1 & loan collateral) 17.3 13.3 Unencumbered Securities at Market Value 8.6 8.6 Discount Window (loan collateral) 16.8 16.8 Total Liquidity Capacity2 $44.1 billion Total Liquidity Capacity (ex. Discount Window)2 $27.3 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 4Q24 2025 2026 2027 2028 2029 2030 2033 Securities Portfolio 24% improvement in AOCI from 2Q24; expect future maturities to enhance earnings power 9/30/24 Totals shown in graph above may not foot due to rounding 1Outlook for legacy portfolio as of 10/18/24 assuming 9/30/24 forward curve 2Amortized cost reflects securities at par net of repayments & remaining unaccreted discount or premium 3Estimated as of 9/30/24 Period-end 3Q24 portfolio increased $0.2B - $331MM MBS payments & -$185MM Treasury maturities + $701MM fair value change (pre-tax) & -$4MM net premium/amortization • Average 3Q24 portfolio increased $130MM • 4Q24: Estimated repayments ~$313MM MBS1 • Duration of 5.6 years3 • Extends to 6.5 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss decreased to $1.7B (after tax) Consistent Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • Modest treasury reinvestments planned in FY24 to maintain collateral requirements • Expect non-treasury reinvestment potentially to resume in 2025 ©2024, Comerica Bank. All rights reserved. 24 Repayments created liquidity (period-end; $ in billions) 12.4 16.3 16.9 16.2 15.7 15.9 0.1 3.6 2.7 2.9 3.0 2.3 12.3 20.0 19.5 19.2 18.6 18.1 4Q19 3Q23 4Q23 1Q24 2Q24 3Q24 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost 2

601 584 548 533 534 2.84 2.91 2.80 2.86 2.80 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income Higher Fed balances & strong customer deposits reduced borrowings & offset softer loan balances 3Q24 compared to 2Q24 1See BSBY Cessation Impacts slide for more details Net Interest Income ($ in millions) $533MM 2Q24 2.86% - 5MM - 6MM - 5MM - 2MM + 8MM Loans Portfolio dynamics & nonaccrual Lower balances Lower short-term rates One more day - 0.06 - 0.04 - 0.01 - 0.01 - 0.00 - 2MM Securities Portfolio + 0.01 + 18MM Fed Deposits + 0.04 - 25MM - 16MM - 6MM - 3MM Deposits Interest-bearing balances & mix Rates One more day - 0.12 - 0.08 - 0.04 - 0.00 + 15MM + 9MM + 5MM + 1MM Wholesale Funding FHLB advances Medium & long-term debt Rates, incl. swaps + 0.07 + 0.04 + 0.02 + 0.01 $534MM 3Q24 2.80% 25©2024, Comerica Inc. All rights reserved. Additional Variance Detail Relative to 2Q BSBY Cessation: ($6MM) negative impact to Net Interest Income1 & (3bps) on the NIM with impacts of hedging program accounted for within loan rate impact Net impact due to rates: ($7MM) on Net Interest Income & (4bps) on the NIM Net Interest Margin % 26©2024, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions) 566 598 465 493 603 475 227 1.62% 1.51% 1.33% 1.36% 1.52% 1.33% 2.11% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Contractual Swap Notionals as of 9/30/241 ($ in billions; average; weighted average yield) Swap & securities attrition expected to create tailwind into 2025 Project 13 bps point to point higher yield & $1.6B lower notional from 3Q24 to 1Q26; lessens pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment 9/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations 2Outlook as of 10/18/24 23.5 23.6 23.4 23.3 22.9 22.4 21.9 2.51% 2.54% 2.55% 2.55% 2.57% 2.61% 2.64% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

154 178 217 226 250 0.29 0.34 0.43 0.44 0.50 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 3Q23 4Q23 1Q24 2Q24 3Q24 NPA/Loans % Credit Quality Overall trends consistent with strong 2Q24; expect future migration to be manageable 3Q24 compared to 2Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Well Below Historical Averages ($ in millions) Stable Criticized Loan Balances1 ($ in millions) 736 728 728 717 720 1.38 1.40 1.43 1.38 1.43 - 1.00 2.00 3.00 4.00 5.00 6.00 3Q23 4Q23 1Q24 2Q24 3Q24 ACL/Loans % Slight Increase in Allowance for Credit Losses ($ in millions) 2,290 2,405 2,688 2,430 2,417 4.3 4.6 5.3 4.7 4.8 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q23 4Q23 1Q24 2Q24 3Q24 Criticized/Loans % 27©2024, Comerica Inc. All rights reserved. Low Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring 3Q24 2Q24 Business Line or Portfolio 9/30 Loans % of Total Loans % Criticized 6/30 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.5B 20.8% 4.5% $10.3B 19.9% 4.3% Leveraged $2.6B 5.2% 10.0% $2.9B 5.6% 9.1% Automotive Production $0.9B 1.7% 10.7% $0.9B 1.6% 9.7% Senior Housing $0.7B 1.4% 44.3% $0.8B 1.5% 41.4% TLS2 $0.6B 1.2% 21.1% $0.7B 1.4% 23.7% 6 20 14 11 11 0.05 0.15 0.10 0.09 0.08 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 3Q23 4Q23 1Q24 2Q24 3Q24 NCO/Average Loans % Noninterest Income Lower non-customer income offset growth in several customer-related categories 3Q24 compared to 2Q24 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions $17MM 3Q23, $18MM 4Q23, $13MM 1Q24, $17MM 2Q24, $8MM 3Q24; Includes Credit Valuation Adjustment (CVA) ($2MM) 3Q23, ($0.2MM) 4Q23, $0.4MM 1Q24, ($0.1MM) 2Q24, ($1MM) 3Q24; Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $0.5MM 2Q24, $4MM 3Q24 Noninterest Income1 ($ in millions) 295 198 236 291 277 3Q23 4Q23 1Q24 2Q24 3Q24 Decreased $14MM - $11MM Visa Class B shares related income (payment for dilutive adjustments in 3Q24 compared to derivative gain for exchange program in 2Q24) - $10MM risk management hedging income (primarily PA)* + $3MM deferred compensation asset returns (offset in noninterest expenses) + $2MM capital markets income 28©2024, Comerica Inc. All rights reserved. *Driver for Lower 3Q24 Risk Management Hedging Income (Price Alignment): • Lower forward curve improved AOCI & reduced the amount of cash held with the CME (central clearing party for derivatives) for cash flow hedges • Reallocating cash from CME to temporary investments at the Fed lowered price alignment income (risk management noninterest income) by ~$8.5MM & increased net interest income

Noninterest Expenses

Committed to driving efficiency

Noninterest Expenses[1]

($ in millions)



555
718
603
555
562
61.9
91.9
76.9
67.8
68.8
3Q23
4Q23
1Q24
2Q24
3Q24
◆ Efficiency Ratio %

Notable Items in 3Q results

- **FDIC:** $4MM accrual adjustment related to special FDIC assessment
- **Modernization:** $2MM expense related to modernization & expense recalibration initiatives

Increased $7MM

- \+ $12MM salaries & benefits
  - \+ $4MM deferred compensation expense (mostly offset in other noninterest income)
  - \+ $3MM staff additions
  - \+ $2MM additional day in the quarter
  - \+ $2MM incentive compensation
  - \+ $2MM stock-based compensation
- \+ $2MM occupancy expense
- \+ $1MM other noninterest expense
  - \+ $3MM operational losses
  - \- $2MM consulting
- \- $8MM FDIC insurance (primarily driven by 3Q24 special assessment accrual adjustment compared to 2Q24 expense)

3Q24 compared to 2Q24 • [1]Includes modernization & expense recalibration initiatives ($14MM) 3Q23, $21MM 4Q23; FY23 $31MM; $1MM 1Q24, $2MM 2Q24, $2MM 3Q24; Includes gains/(losses) related to deferred comp plan of ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $2MM 2Q24, $6MM 3Q24; Variance may not foot due to rounding

©2024, Comerica Inc. All rights reserved.

29

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

- SNC loans decreased $387MM compared to 2Q24
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 700 borrowers
- Comerica is agent for 26% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only ~3% of SNCs were criticized
- 12% of SNCs were leveraged

Period-end Loans

($ in billions)



Environmental Services $1.3 11%
Commercial Real Estate $1.0 9%
Entertainment $0.6 5%
Energy $1.3 11%
Corporate Banking $2.7 24%
Total $11.5B
National Dealer Services $1.0 9%
Equity Fund Services $0.7 6%
General Middle Market $2.8 24%
Tech. & Life Sciences $0.1 1%
= Total Middle Market (67%)

9/30/24 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

©2024, Comerica Inc. All rights reserved.

30

The Retail Bank: More than a Leading Bank for Business

Banking Personal & Small Business customers in growth markets across the US

Comerica

38% Bank's Total Deposits at 9/30/24	18% Small Business Customers
~$28K Avg. Customer Deposits	82% Personal Customers
~380 Banking Centers 28 Districts 5 Regions	Alternative Channels: •Contact Center •ATM •Online & Mobile

Investing for Growth with 3 Key Initiatives

Elevating Small Business

Strategic investment in sales coverage, marketing & essential technology to enable growth.

Modernizing for Growth

Harness digital investments to transform experience, drive growth & expand into new markets.

Enabling Performance

Reimagined roles, expectations & behaviors drive consistency in customer engagement & experience.

Aspirational Target for Small Business:
Top 10 market share in all major markets

110
People
Small Business Bankers, serving communities within the Comerica Bank footprint

6
New Products
Scored Loans & LOCs, 2 Maximize Treasury Bundles, Zelle, Comerica SizeUp Small Businesses

CoWorkSpaces. FOR SMALL BUSINESS SmallBizCo-op.

$1.4B[1]
Community Support
Dollars in Small Business Lending commitments in communities across the Comerica footprint

Aspirational Target for Personal Banking:
Financial Wellness for every customer, driving primacy

6x[2]
Year-over-Year increase of customer Financial Wellness Assessments

16
Average Retail Bank Customer tenure in Years

9/30/24 • [1]2023 Annual Community Support • [2]12/31/23 compared to 12/31/22

©2024, Comerica Inc. All rights reserved.

31

Wealth Management

Leading the way to your business & personal success

Comerica

Total Wealth Management represented ~27% of Comerica's Noninterest Income & had >$210B Assets Under Administration (AUA). Supported by 3 core businesses:

Private Wealth Management

- Differentiated & integrated wealth planning & business transition capabilities
- Unique custom credit, mortgage & banking capabilities
- Advice-driven tailored investment management & specialty fiduciary solutions

Fiduciary Services

- Pioneer & industry leader in third party fiduciary services space
- Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors
  - Charitable, Estate Settlement, Special Needs Trust Administration
  - Trust Real Estate & Specialty Assets
- Institutional Trust capabilities to support businesses & business owners

Comerica Financial Advisors

- Leveraging power of partnership for differentiated client & advisor experience
  - Best in class platform & capabilities
- Advice-driven approach to holistically serve business owners through collaboration & expertise
- Uniquely positioned for growth
  - Building towards full coverage of our banking centers
  - Hub-based HNW Financial Advisors partnered with Private Wealth

Key Statistics:

Private Wealth Management:
- >$12B in AUA
- 40% penetration into our Middle Market channel
- Key source of referrals for our M&A advisory team

Fiduciary Services:
- >$170B in AUA
- 5-year revenue CAGR of 7% in our third-party fiduciary business
- 33 offices around the country

Comerica Financial Advisors:
- >$27B in client assets: ~$18B assets on AMP platform; ~$10B in bank money market platform
- Opportunity to double number of Financial Advisors over next 5 years

9/30/24

©2024, Comerica Inc. All rights reserved.

32

Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; excellent credit quality

Comerica

Primarily Lower Risk Multifamily & Industrial[1]
(3Q24 period-end)



Self-Storage, 5%
Industrial, 28%
Retail, 5%
Office, 4%
Single Family / Land Development, 3%
Total $9.8B
Land Carry, 2%
Multi use, 2%
Other, 1%
Multifamily, 50%

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	3Q23	4Q23	1Q24	2Q24	3Q24
NAL	0.0	18	18	18	18
Criticized[2]	458	481	443	448	476
% Criticized	4.8%	4.8%	4.3%	4.3%	4.5%
NCO (Recoveries)	(0.70)	(0.38)	(0.01)	(0.26)	(1.48)

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~28 years
  - Relationship managers: ~19 years
  - CRE credit approval team: ~25 years
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse
- Majority of commitments originate as construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (32% CA, 27% TX, 11% Southeast, 12% Southwest)
- Modest credit migration driven by elevated rate environment, but remained very manageable
- <50% of the portfolio maturing by the end of 2025
- 5th consecutive quarter of lower commitments

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $736MM, or <1% of total loans; outstandings within CRE LOB of $444MM, or <1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling ~$148MM (or ~20% of total office portfolio)

9/30/24 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2024, Comerica Inc. All rights reserved.

33

Total Office Portfolio

Not a primary strategy

Comerica

Geographic Diversification By State

$ millions	9/30/24	6/30/24
California	$289.3	$301.1
Texas	227.3	228.4
Michigan	61.1	61.4
Washington	40.1	39.7
Arizona	36.2	34.4
Nevada	11.9	11.9
Georgia	4.7	4.7
Illinois	4.4	4.4
Florida	1.5	1.5
Subtotal	676.5	687.5
Other[1]	59.1	58.7
Total Loans	**$735.6**	**$746.2**

Key Office Portfolio Metrics

$ millions	9/30/24	6/30/24
Total Loans	$735.6	$746.2
Avg Loan Outstanding	$5.0	$5.0
Net Charge-Offs	0.0%	0.5%
Delinquencies[2]	0.7%	2.1%
Non-Performing Loans	3.3%	3.0%
Criticized Loans	20.1%	17.7%

9/30/24 • [1]Other includes 3 loans to funds secured by multiple properties • [2]Loans 30 days or more past due

©2024, Comerica Inc. All rights reserved.

34

Multi-family Portfolio

Comerica

Geographic Diversification By State

$ millions	9/30/24	6/30/24
California	$1,667.4	$1,649.2
Texas	1,499.1	1,397.5
Florida	412.9	372.6
Washington	241.2	226.8
Arizona	238.5	240.7
North Carolina	193.5	194.8
Colorado	168.3	146.4
Oregon	158.0	147.8
Michigan	103.7	148.9
Subtotal	4,682.6	4,524.7
Other[1]	490.1	456.6
Total Loans	**$5,172.7**	**$4,981.3**

California



10%
7%
10%
27%
46%
LA County
Bay Area
Orange County
Sacramento County
Other

Texas



9%
15%
33%
43%
DFW
Austin
Houston
San Antonio

Key Multi-family Portfolio Metrics

$ millions	9/30/24	6/30/24
Total Loans	$5,172.7	$4,981.3
Avg Loan Outstanding	$17.1	$16.7
Net Charge-Offs	0.0%	0.0%
Delinquencies[2]	0.5%	0.0%
Non-Performing Loans	0.0%	0.0%
Criticized Loans	4.8%	5.0%

9/30/24 • [1]Other includes various other states • [2]Loans 30 days or more past due

©2024, Comerica Inc. All rights reserved.

35

Energy

Primarily E&P exposure

Comerica

Period-end Loans
($ in millions)



1,437
310
1,127
3Q23
1,382
312
1,070
4Q23
1,358
310
1,048
1Q24
1,409
300
1,109
2Q24
1,312
228
1,084
3Q24
Midstream
Exploration & Production[1]

- Exposure $3.3B / 39% utilization
- Hedged 50% or more of production:
  - At least one year: 76% of customers
  - At least two years: 47% of customers
- Focus on larger, sophisticated E&P & Midstream companies
- E&P:
  - 57% Oil-focused
  - 23% Natural Gas focused
  - 20% Oil/Gas balanced
- Excellent credit quality
  - <1% Criticized loans
  - $0.4MM Net recoveries

9/30/24 • [1]Includes Services of 3Q23 $27MM; 4Q23 $11MM; 1Q24 $10MM; 2Q24 $8MM; 3Q24 $6MM

©2024, Comerica Inc. All rights reserved.

36

Toyota/Lexus 12% Honda/Acura 13% Ford 6% GM 7% Jaguar/Land Rover 7% Stellantis 7% Mercedes 4% Nissan/ Infiniti 3% Other European 12% Other Asian 10% Other 19% National Dealer Services 75+ years of floor plan lending 9/30/24 1Other includes obligations where a primary franchise is indeterminable (Multi franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 1.9 2.2 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 5.3 5.5 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 Floor Plan Average Loans ($ in billions) Total $5.4B 1 ©2024, Comerica Inc. All rights reserved. 37 3,281 3,312 3,070 2,933 2,994 0 500 1,000 1,500 2,000 2,500 3,000 3,500 3Q23 4Q23 1Q24 2Q24 3Q24 832 791 713 724 705 3Q23 4Q23 1Q24 2Q24 3Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 9/30/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines (Average Deposits; $ in millions) Growth 66% Early Stage 11% Late Stage 23% Customer Segment Overview (approximate; 3Q24 period-end loans) Total $683MM ©2024, Comerica Inc. All rights reserved. 38

Equity Fund Services

Strong relationships with top-tier Private Equity firms

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication
- Customers in the US & Canada
- Well-diversified across funds with various industry strategies
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - Technology & Life Sciences
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Loans
(Average; $ in millions)
2,815
2,453
1,981
1,690
1,709
3Q23
4Q23
1Q24
2Q24
3Q24

9/30/24

©2024, Comerica Inc. All rights reserved.

39

Environmental Services Department

Experienced team; specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A & growth capital

Renewable Energy Solutions

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage
  - Over 75% of the commitments are solar[1]



Average Loans
($ in millions)
2,383
467
1,916
2,365
535
1,830
2,376
550
1,826
2,452
638
1,814
2,587
776
1,811
3Q23
4Q23
1Q24
2Q24
3Q24
Renewable EnergySolutions
Waste Management & Recycling

9/30/24 • [1]As of 10/3/24

©2024, Comerica Inc. All rights reserved.

40

Comerica's Core Values

Comerica

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

- ONE COMERICA
- THE CUSTOMER COMES FIRST
- THE BIGGER POSSIBLE
- A FORCE FOR GOOD

HOW WE DELIVER

- **Trust**
- **Act**
- **Own**

©2024, Comerica Inc. All rights reserved.

41

Reconciliations

Comerica

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets.

(period-end, millions, except per share data)	3Q24	2Q24	1Q24	4Q23	3Q23
Tangible Common Equity					
Total shareholders' equity	$7,366	$6,161	$6,050	$6,406	$4,972
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$6,972	$5,767	$5,656	$6,012	$4,578
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$6	$7	$8	$8	$8
Tangible common equity	$6,331	$5,125	$5,013	$5,369	$3,935
Total assets	$79,663	$79,597	$79,444	$85,834	$85,706
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$6	$7	$8	$8	$8
Tangible assets	$79,022	$78,955	$78,801	$85,191	$85,063
Common equity ratio	8.75%	7.24%	7.12%	7.00%	5.34%
Tangible common equity ratio	8.01%	6.49%	6.36%	6.30%	4.62%

(period-end, millions, except per share data)	3Q24	2Q24
Tangible Common Equity per Share of Common Stock (Tangible Book Value per Share of Common Stock)		
Common shareholders' equity	$6,972	$5,767
Tangible common equity	$6,331	$5,125
Shares of common stock outstanding	133	133
Common shareholders' equity per share of common stock	$52.52	$43.49
Tangible common equity per share of common stock	$47.69	$38.65

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends.

©2024, Comerica Inc. All rights reserved.

42

Reconciliations Continued

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance & reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	3Q24	2Q24	1Q24	3Q23	4Q22	4Q19
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$31,926	$29,509	$30,481	$31,476	$45,492	$34,341
(B)	**Affiliate deposits**	$3,839	$3,882	$3,966	$4,088	$4,458	$3,188
(A-B)	**Total uninsured deposits, excluding affiliate**	$28,087	$25,627	$26,515	$27,388	$41,034	$31,153

Adjusted Earnings Per Share[1]

Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations & financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica's results for a more informed understanding of those results.

(per share)	3Q24	2Q24	3Q23
Earnings per common share	1.33	1.49	1.84
Net BSBY cessation hedging losses	0.05	0.01	--
FDIC special assessment	-0.02	0.02	--
Modernization & expense recalibration initiatives	0.01	0.01	(0.08)
Adjusted earnings per common share	1.37	1.53	1.76

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends. • [1]Diluted earnings per common share

©2024, Comerica Inc. All rights reserved.

43

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa1	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	-
First Horizon National Corp	Baa3	-	BBB+
Western Alliance	Ba1	-	BBB-
Synovus Financial	-	BBB-	BBB

As of 12/5/24 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2024, Comerica Inc. All rights reserved.

44

Bank Debt Rating As of 12/5/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- Citizens Financial Group A3 A- BBB+ M&T Bank A3 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Comerica Baa1 BBB+ A- KeyCorp Baa1 BBB+ BBB+ Webster Bank Baa2 BBB+ - Western Alliance Baa2 - BBB- Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB+ Synovus Financial Baa3 BBB BBB ©2024, Comerica Inc. All rights reserved. 45 Thank You ©2024, Comerica Inc. All rights reserved.